PFM MULTI-MANAGER SERIES TRUST FIRST AMERICAN MULTI-MANAGER INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS
January 28, 2025

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAIEX
R	N/A
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html. You can also get this information at no cost by calling 1.800.527.5412. The Fund’s prospectus and statement of additional information, each dated January 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

First American Multi-Manager International Equity Fund
Investment Objective
The First American Multi-Manager International Equity Fund (International Equity Fund) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(3)	0.67%	0.67%	0.67%

(1)	The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.
(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2024.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$68	$214	$373	$835
Institutional Shares	$68	$214	$373	$835
Class R Shares	$68	$214	$373	$835
1 First American Multi-Manager International Equity Fund

Portfolio Turnover
The International Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the International Equity Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in equity securities. Under normal circumstances, the International Equity Fund provides exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.
The International Equity Fund invests primarily in equity securities and Depositary Receipts (DRs) of foreign issuers, as well as ETFs investing in U.S. and international equity markets, and may invest up to 45% of its net assets in securities of issuers located in emerging markets countries. U.S. Bancorp Asset Management, Inc. (Adviser) defines developed markets countries and emerging markets countries based on the MSCI Market Classification Framework. The MSCI Market Classification Framework considers economic development, size, liquidity, and market accessibility in classifying developed markets countries and emerging markets countries.
The International Equity Fund’s investments in equity securities are primarily in common stocks, but may also include preferred stocks. The International Equity Fund’s investments in equity securities may also include securities in their initial public offerings (IPOs) and/or DRs. At times, the International Equity Fund may have a significant portion of its assets invested in a passively managed ETF.
The International Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.
The International Equity Fund utilizes a “multi-manager” approach whereby the Adviser may allocate all or a portion of the International Equity Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the International Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the International Equity Fund’s assets in a manner consistent with the International Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the International Equity Fund’s investments, and for selecting and overseeing the International Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the International Equity Fund may be actively managing assets for the International Equity Fund at all times. The Adviser also has discretion to manage directly all or a portion of the International Equity Fund. The principal investment strategies employed by the International Equity Fund include the following:
•Total International Markets. The total international markets strategies invest in companies of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The total international markets strategies may invest in issuers located in both developed and emerging markets. The International Equity Fund expects to allocate up to 70% of its assets to international all-capitalization strategies.
•International Developed Markets. The international developed markets strategies invest in companies of any capitalization size located in non-U.S. developed economies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The sub-adviser(s) may from time to time allocate a portion of the assets allocated to them to stocks in emerging markets. The International Equity Fund expects to allocate up to 50% of its assets to international developed market strategies.
•Emerging Markets. The emerging markets strategies invest in companies of any capitalization size located in emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The International Equity Fund expects to allocate up to 40% of its assets to emerging markets strategies.
2 First American Multi-Manager International Equity Fund

•International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the International Equity Fund’s small capitalization strategies invest in companies that, at the time of initial purchase, have market capitalizations that generally are within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index. As of December 31, 2024, the market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index ranged from $84.6 million to $33.4 billion. Because international small capitalization equities are not the International Equity Fund benchmark, the International Equity Fund expects to allocate tactically up to 20% of its assets to international small capitalization strategies.
•Passive Allocation. The International Equity Fund expects to strategically allocate up to 80% of its assets to passively managed strategies tracking the global equity markets. Generally, the Adviser expects to use ETFs or mutual funds, such as those tracking the MSCI ACWI ex USA Index or other international, emerging market and country indices, to implement these strategies. At times, the International Equity Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the global equity markets in an attempt to outperform them. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of those markets based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
Each of the international markets, international developed markets, international emerging markets, and international small capitalization strategies are constructed using either: (1) a fundamental top-down and bottom-up, or fundamental bottom up only investment process, which includes consideration of a company’s intrinsic or fair value, or (2) quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views of the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the International Equity Fund.
The International Equity Fund seeks to implement its investment strategies, in part, through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
The International Equity Fund’s investment sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Principal Investment Risks
As with any investment, you could lose all or part of your investment in the International Equity Fund, and the International Equity Fund’s performance could trail that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The International Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The International Equity Fund is subject to the principal risks noted below, any of which may adversely affect the International Equity Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the International Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDR), and European Depositary Receipts (EDRs), may result in the
3 First American Multi-Manager International Equity Fund

International Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the International Equity Fund’s investments to decline.
Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The International Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments may be subject to greater risks arising from political or economic instability, market disruption, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Asia Pacific Region Risk (ex-Japan). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio-economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; lack of publicly available information and difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. For example, changes to their political and economic relationships with mainland China could adversely impact the Fund’s investments in Taiwan and Hong Kong. Additionally, any difficulties of the Public Company Accounting Oversight Board (PCAOB) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
Investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control
4 First American Multi-Manager International Equity Fund

of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought. Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. Historically, VIEs have not been formally recognized under Chinese law; however, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars, or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The ongoing trade dispute and imposition of tariffs between China and the United States continues to introduce uncertainty into the Chinese economy and may result in reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, from time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Geographic Focus Risk is the risk that the performance of a fund that is less diversified across countries or geographic regions may be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests and may be more volatile than the performance of a more geographically-diversified fund.
Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies may fluctuate in value relative to the U.S. dollar, adversely affecting the value of the International Equity Fund’s investments and its returns. Because the International Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the International Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the International Equity Fund invests, potentially causing an adverse impact on the Fund’s investments in the affected region.
Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market
5 First American Multi-Manager International Equity Fund

capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.
Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid- and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
Investment Company/ETF Risk is the risk that shareholders in the International Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the International Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the International Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Management Risk is the risk that a strategy used by the Adviser and the International Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Adviser and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the International Equity Fund. The International Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the International Equity Fund’s assets to the sub-advisers and to direct investments. The International Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the International Equity Fund’s multi-manager approach may result in the International Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the International Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the International Equity Fund.
Focus Risk is the risk that to the extent the International Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector, industry or issuer, the International Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector, industry or issuer. As a result, there may be more fluctuation in the price of the International Equity Fund’s shares.
Valuation Risk is the risk that the sale price the International Equity Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the International Equity Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the International Equity Fund’s shares.
Liquidity Risk is the risk that the International Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the International Equity Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the International Equity Fund’s performance.
Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that errors in incorporating
6 First American Multi-Manager International Equity Fund

and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the International Equity Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the International Equity Fund’s portfolio, which may result in significant volatility and cause the International Equity Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the International Equity Fund, potentially resulting in losses to International Equity Fund shareholders. Derivatives may be less liquid than more traditional investments and the International Equity Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the International Equity Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the International Equity Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a manner that satisfies contractual undertakings, which could limit the International Equity Fund’s ability to pursue other opportunities as they arise or require the International Equity Fund to liquidate portfolio securities in order to satisfy margin requirements.
Performance
The following performance information provides some indication of the risks of investing in the International Equity Fund. The bar chart below shows the annual total returns of the International Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the International Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future. Updated performance information for the International Equity Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
7 First American Multi-Manager International Equity Fund

International Equity Fund - Institutional Class
Annual Total Returns as of December 31, 2024

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
21.23%
13.74%
9.38%
14.63%
5.42%
-15.01%
-20.79%
2018
2019
2020
2021
2022
2023
2024

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	17.96%	2Q/2020
Lowest Return	(23.70)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of International Equity Fund shares at the end of the measurement period.
Average Annual Total Returns for the periods ended December 31, 2024

International Equity Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	5.42%	3.55%	2.96%
Return After Taxes on Distributions	4.44%	2.93%	2.44%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	2.75%	2.31%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	3.53%
8 First American Multi-Manager International Equity Fund

Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Acadian Asset Management LLC	Brendan O. Bradley, Ph.D., Executive Vice President is the Chief Investment Officer of Acadian.	2019
	Fanesca Young, Ph.D., CFA - Senior Vice President, Director, Equity Portfolio Management.	2023

Aristotle Capital Management, LLC	Howard Gleicher, CFA, is Chief Executive Officer and Chief Investment Officer.	2017
	Geoffrey S. Stewart, CFA, is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017
	Sean M. Thorpe is a Principal, Portfolio Manager - International and a Senior Global Research Analyst.	2017

Ninety One North America, Inc.	Adam Child, Co-Portfolio Manager	2023
	Ben Lambert, Co-Portfolio Manager	2024

Schroder Investment Management North America Inc. (together with Schroders plc and its affiliates “Schroders”)	Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders	2019
	Robert Davy, Portfolio Manager	2019
	James Gotto, Portfolio Manager	2019
	Waj Hashmi, CFA, Portfolio Manager	2019
	Nicholas Field, Portfolio Manager	2019
	Rollo Roscow, CFA, Portfolio Manager	2022

WCM Investment Management, LLC	Sanjay Ayer, Portfolio Manager and Business Analyst and a member of the ISG.	2020
	Paul R. Black, Portfolio Manager and CEO, and a member of WCM’s Investment Strategy Group (ISG).	2019
	Michael B. Trigg, Portfolio Manager and President and a member of the ISG.	2019
	Jon Tringale, Portfolio Manager and a member of the ISG.	2019
Not all of these sub-advisers may manage assets of the International Equity Fund at all times.
9 First American Multi-Manager International Equity Fund

Buying and Selling Fund Shares
You may purchase or sell (redeem) shares by making a request of the International Equity Fund in writing to PFM Multi-Manager Series Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53202-0701, or by telephone at 1-800-527-5412. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0
Tax Information
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10 First American Multi-Manager International Equity Fund